UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-07288

__Franklin Strategic Mortgage Portfolio
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:_650 312-2000

Date of fiscal year end: 9/30

Date of reporting period:_9/30/10

Item 1. Reports to Stockholders.

FRANKLIN

STRATEGIC MORTGAGE PORTFOLIO

	Contents

Shareholder Letter	1	Annual Report		Financial Highlights and		Report of Independent
				Statement of Investments	12	Registered Public
		Franklin Strategic Mortgage
						Accounting Firm	30
		Portfolio	3	Financial Statements	18
						Tax Designation	31
		Performance Summary	8	Notes to
				Financial Statements	21	Board Members and Officers	32
		Your Fund’s Expenses	10
						Shareholder Information	37

Annual Report

Franklin Strategic Mortgage Portfolio

Your Fund’s Goal and Main Investments: Franklin Strategic Mortgage Portfolio seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market by investing at least 80% of its net assets in a portfolio of mortgage securities. The Fund normally focuses its investments in mortgage pass-through securities, which are securities representing interests in “pools” of mortgage loans issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the Fund’s investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac.1

We are pleased to bring you Franklin Strategic Mortgage Portfolio’s annual report for the fiscal year ended September 30, 2010.

Performance Overview

Short-Term

For the year under review, Franklin Strategic Mortgage Portfolio – Class A delivered a +9.61% cumulative total return. The Fund outperformed its

GNMA

1. Securities owned by the Fund but not shares of the Fund are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund’s yield and share price are not guaranteed and will fluctuate with market conditions.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 13.

Annual Report | 3

benchmark, the Citigroup U.S. Broad Investment-Grade (USBIG) Mortgage Index, which had a +5.81% total return for the same period.2 For comparison, the Lipper U.S. Mortgage Funds Classification Average returned +7.58%, and the Barclays Capital (BC) U.S. Treasury Index, a component of the BC U.S. Government Index, returned +7.32%.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Economic and Market Overview

The U.S. economy expanded during the 12-month reporting period, but the pace of growth slowed as consumer spending and the job market remained sluggish through the third quarter of 2010. The nation’s economic activity as measured by gross domestic product registered annualized growth rates of 5.0% in the fourth quarter of 2009, and 3.7%, 1.7% and an estimated 2.0% in the first three quarters of 2010. The unemployment rate was 9.6% in September.4 Remaining challenges to sustained economic recovery include elevated debt concerns and a struggling housing sector as federal stimulus measures began to wind down.

As economic conditions improved, demand for energy products increased and crude oil prices rose from $71 per barrel at the end of September 2009 to a period-high $87 in early April. When a European debt crisis threatened the global recovery, oil prices fell to $66 in May. Despite an abundant oil supply, a falling U.S. dollar and speculative buying pushed prices to $80 by the end of the period. September’s inflation rate was an annualized 1.1%.4 Core inflation, which excludes food and energy costs, rose at an annualized rate of 0.8%.4

2. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Citigroup USBIG Mortgage Index is the mortgage component of the Citigroup USBIG Bond Index and comprises 30- and 15-year GNMA, FNMA and FHLMC securities and FNMA and FHLMC balloon mortgages.

3. Source: Lipper Inc. The Lipper U.S. Mortgage Funds Classification Average is calculated by averaging the total return of all funds within the Lipper U.S. Mortgage Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper U.S. Mortgage Funds are defined as funds that invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. For the 12-month period ended 9/30/10, the Lipper U.S. Mortgage Funds Classification Average consisted of 98 funds. Lipper calculations do not include sales charges or subsidization by a fund’s manager. The Fund’s performance relative to the average might have differed if these or other factors had been considered.

Source: © 2010 Morningstar. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

4. Source: Bureau of Labor Statistics.

4 | Annual Report

During the year under review, economic improvement and benign inflation trends prompted Federal Reserve Board (Fed) policymakers to maintain record-low interest rates and discontinue certain stimulus plans. Noting it believed the recession had ended, the Fed left the federal funds target rate unchanged at a range of 0% to 0.25% and began implementing its exit strategy. As the Fed’s support and liquidity programs ended, many observers questioned the recovery’s strength and sustainability. In June, the Fed offered a more restrained view of the economy largely because of developments in Europe and signs the U.S. economic expansion lacked momentum. Consumer confidence tumbled due to disappointing employment numbers, a plunge in home sales spurred by the expiration of a homebuyer tax credit and fears of a renewed economic slowdown. At period-end, the Fed announced it was concerned about the slowing pace of recovery as well as inflation, which had dipped to a level below the Fed’s mandate to promote maximum employment and price stability. The Fed revealed it was prepared to correct these conditions, if necessary, by buying government debt.

Investor concerns about weak economic data and the potential spillover effects of the European debt crisis led to market volatility, which later subsided. Wary investors favored short-term Treasuries, and Treasury yields dipped to very low levels during the period. The two-year Treasury bill yield decreased from 0.95% to 0.42% over the 12-month period, while the 10-year Treasury note yield fell from 3.31% to 2.53%.

Investment Strategy

We invest at least 80% of the Fund’s net assets in mortgage securities. Normally we focus on mortgage pass-through securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae (FNMA) and Freddie Mac (FHLMC). At least 65% of total assets are invested in securities rated AAA by Standard & Poor’s (S&P), or Aaa by Moody’s Investors Service (Moody’s), independent credit rating agencies.5 For the remaining 35% of portfolio securities, up to 15% may be invested in securities rated below BBB by S&P, or Baa by Moody’s. If unrated, securities will be deemed of comparable quality by the Fund’s manager. Within these parameters, we rely on our research to help us identify attractive investment opportunities.

5. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product.

Dividend Distributions*
10/1/09–9/30/10

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 5

Manager’s Discussion

During the first half of the 12-month reporting period, the economy gradually improved as financial systems seemed to stabilize and U.S. gross domestic product growth rates were positive. The economy also experienced other indicators of growth, including a manufacturing rebound, productivity gains and a potential bottoming in the housing market. However, markets fluctuated throughout the second half of the period as signs of economic strength dissipated and a stubbornly high unemployment level and below-trend growth rates persisted. Although the continued subdued inflationary environment kept concerns over potential interest rate increases at bay, we remained cautious about longer term U.S. prospects due to record fiscal deficits and low current yields.

As measured by BC indexes, most sectors posted positive returns. U.S. residential mortgage-backed securities (MBS) lagged with a +5.71% total return, while commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and the BC U.S. Treasury Index delivered total returns of +23.23%, +8.88% and +7.32%, respectively.6

The Fund used a broad mortgage strategy that looked across all mortgage opportunity sets to find relative value, and our investment process and strategy did not change. The management team continued to look for strong cash flow fundamentals and valuations to uncover opportunities across the mortgage investment universe.

The Fed’s Agency MBS Purchase Program continued to support the mortgage sector until it expired in March 2010. The conclusion of this program had a limited impact on the MBS market, as existing demand levels absorbed low mortgage issuance activity. Despite historically low interest rates, prepayment risk for higher coupon MBS remained relatively contained as home price depreciation, loss of home equity and tighter underwriting standards continued to inhibit mortgage holders’ ability to refinance their homes. In this environment, we increased the portfolio’s allocation to some higher coupon MBS. Our heaviest allocation was in coupons in the 5.0% through 6.0% range.

6. Source: © 2010 Morningstar. The BC U.S. MBS Index is the MBS component of the BC U.S. Aggregate Index and covers agency mortgage-backed pass-through securities (both fixed rate and hybrid adjustable-rate mortgage securities) issued by GNMA, FNMA, and FHLMC. The BC CMBS Employee Retirement Income Security Act (ERISA)-Eligible Index is the CMBS component of the BC U.S. Aggregate Index and includes investment-grade securities that are ERISA-eligible under the underwriter’s exemption. The BC ABS Index is the ABS component of the BC U.S. Aggregate Index and includes credit and charge, auto, home equity, utility and manufactured housing loans. See footnote 3 for a description of the BC U.S. Treasury Index.

6 | Annual Report

We continued to invest in fixed income securities from higher quality securitized sectors as we found fundamentally sound bonds at what we considered attractive yields in these markets. The CMBS sector was the top contributor to Fund performance. The Fund also benefited from the ABS and MBS sectors’ strong returns. In our analysis, given ongoing foreclosure and default conditions, we expected the commercial real estate sector to remain challenging. The Fund’s CMBS allocations, however, had higher seniority in the capital structure and benefited from strong levels of credit protection.

Thank you for your continued participation in Franklin Strategic Mortgage Portfolio. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

Performance Summary as of 9/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FSMIX)			Change	9/30/10	9/30/09
Net Asset Value (NAV)		+$	0.34	$9.09	$8.75
Distributions (10/1/09–9/30/10)
Dividend Income	$0.479750

Performance1

Cumulative total return excludes the sales charge. Average annual total return includes the maximum sales charge.

Class A: 4.25% maximum initial sales charge.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[2]		+	9.61%	+	23.31%	+	66.00%
Average Annual Total Return[3]		+	4.93%	+	3.38%	+	4.75%
Distribution Rate[4]	4.65%
30-Day Standardized Yield[5]	3.32%
Total Annual Operating Expenses[6]	0.69%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes the applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Endnotes

The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. During periods of declining interest rates, principal prepayments tend to increase as borrowers refinance their mortgages at lower rates; therefore, the Fund may be forced to reinvest returned principal at lower interest rates, reducing income. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s prospectus also includes a description of the main investment risks.

1. Past expense reductions by the Fund’s manager increased the Fund’s total returns. If the manager had not taken this action, the Fund’s total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. Distribution rate is based on the sum of distributions per share for the 30 days of September and the maximum offering price of $9.49 on 9/30/10.

5. The 30-day standardized yield for the 30 days ended 9/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2010 Morningstar. The Citigroup USBIG Mortgage Index is the mortgage component of the Citigroup USBIG Bond Index and comprises 30- and 15-year GNMA, FNMA and FHLMC securities and FNMA and FHLMC balloon mortgages.

Annual Report | 9

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

10 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 4/1/10	Value 9/30/10	Period* 4/1/10–9/30/10
Actual	$1,000	$1,053.50	$3.71
Hypothetical (5% return before expenses)	$1,000	$1,021.46	$3.65

*Expenses are calculated using the most recent six-month annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Annual Report | 11

Franklin Strategic Mortgage Portfolio

Financial Highlights

		Year Ended September 30,
	2010	2009	2008	2007	2006
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.75	$8.80	$9.42	$9.59	$9.73
Income from investment operations[a]:
Net investment income	0.333	0.306	0.404	0.476	0.418
Net realized and unrealized gains (losses)	0.487	0.163	(0.493)	(0.129)	(0.069)
Total from investment operations	0.820	0.469	(0.089)	0.347	0.349
Less distributions from net investment income	(0.480)	(0.519)	(0.531)	(0.517)	(0.489)
Redemption fees[b]	—	—	—[c]	—[c]	—[c]
Net asset value, end of year	$9.09	$8.75	$8.80	$9.42	$9.59

Total return[d]	9.61%	5.69%	(1.04)%	3.70%	3.73%

Ratios to average net assets
Expenses	0.70%	0.67%[e]	0.57%[e]	0.57%[e]	0.55%[e]
Net investment income	3.76%	4.16%	4.58%	5.05%	4.48%

Supplemental data
Net assets, end of year (000’s)	$100,549	$101,961	$168,674	$243,664	$287,865
Portfolio turnover rate	341.45%	273.38%	336.36%	326.67%	247.03%
Portfolio turnover rate excluding mortgage dollar rolls[f]	20.82%	9.39%	25.39%	30.85%	38.75%

12 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Mortgage Portfolio

Statement of Investments, September 30, 2010

Annual Report | 13

Franklin Strategic Mortgage Portfolio

Statement of Investments, September 30, 2010 (continued)

	Principal Amount*	Value
Mortgage-Backed Securities 86.6%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 5.7%
FHLMC, 2.125%, 4/01/17	35,456	$36,483
FHLMC, 2.336%, 11/01/16	261,080	271,594
FHLMC, 2.396%, 5/01/20	137,854	144,110
FHLMC, 2.434%, 11/01/25	69,251	72,200
FHLMC, 2.529%, 7/01/22	841,263	882,804
FHLMC, 2.543%, 5/01/22	56,805	59,324
FHLMC, 2.605%, 1/01/32	48,366	50,332
FHLMC, 2.606%, 3/01/19	162,531	169,874
FHLMC, 2.625%, 4/01/18	59,294	62,251
FHLMC, 2.825%, 1/01/31	147,013	153,984
FHLMC, 2.96%, 12/01/30	96,642	102,142
FHLMC, 3.02%, 4/01/31	64,895	67,807
FHLMC, 3.033%, 8/01/31	29,990	30,174
FHLMC, 3.913%, 7/01/24	47,262	47,372
FHLMC, 4.514%, 4/01/24	180,718	180,874
FHLMC, 4.779%, 1/01/28	246,322	258,970
FHLMC, 5.25%, 4/01/30	1,093,075	1,152,665
FHLMC, 5.715%, 7/01/30	506,415	509,094
FHLMC, 5.883%, 10/01/18	125,126	125,649
FHLMC, 5.915%, 10/01/36	1,131,046	1,195,798
FHLMC, 6.868%, 11/01/19	121,796	130,656
		5,704,157
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 22.8%
FHLMC Gold 15 Year, 6.50%, 4/01/11	78	79
FHLMC Gold 15 Year, 7.00%, 7/01/11	211	213
FHLMC Gold 15 Year, 8.00%, 12/01/12	5,138	5,205
[d]FHLMC Gold 30 Year, 4.50%, 10/01/39	4,500,000	4,680,702
FHLMC Gold 30 Year, 5.00%, 10/01/33 - 7/01/35	855,654	906,270
[d]FHLMC Gold 30 Year, 5.00%, 10/01/39	5,788,000	6,080,115
FHLMC Gold 30 Year, 5.50%, 9/01/33	298,548	320,448
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 12/01/32	32,318	35,512
[d]FHLMC Gold 30 Year, 6.00%, 10/01/39	7,000,000	7,505,316
FHLMC Gold 30 Year, 6.50%, 2/01/19 - 7/01/32	703,342	777,365
FHLMC Gold 30 Year, 7.50%, 10/01/25 - 8/01/32	504,089	575,874
FHLMC Gold 30 Year, 8.00%, 7/01/24 - 5/01/30	151,843	173,708
FHLMC Gold 30 Year, 8.50%, 10/01/17 - 9/01/30	198,750	224,053
FHLMC Gold 30 Year, 9.00%, 9/01/30	104,497	123,155
FHLMC Gold 30 Year, 9.50%, 12/01/16 - 4/01/25	697,300	794,068
FHLMC PC 30 Year, 8.50%, 2/01/17 - 5/01/17	609,107	663,874
FHLMC PC 30 Year, 9.00%, 6/01/16	1,067	1,183
FHLMC PC 30 Year, 9.25%, 8/01/14	3,247	3,512
FHLMC PC 30 Year, 9.50%, 8/01/19	61,389	67,676
		22,938,328
[a]Federal National Mortgage Association (FNMA) Adjustable Rate 7.8%
FNMA, 2.174%, 4/01/31	62,577	64,691
FNMA, 2.324%, 4/01/18	23,983	24,584
FNMA, 2.325%, 4/01/21	11,798	12,244

14 | Annual Report

Franklin Strategic Mortgage Portfolio

Statement of Investments, September 30, 2010 (continued)

Principal Amount*	Value
Mortgage-Backed Securities (continued)		
[a] **Federal National Mortgage Association (FNMA) Adjustable Rate (continued)**		
FNMA, 2.448%, 12/01/22	98,056	$ 102,646
FNMA, 2.50%, 11/01/28	125,634	131,659
FNMA, 2.512%, 11/01/31	310,446	325,097
FNMA, 2.52%, 7/01/27	131,019	137,553
FNMA, 2.525%, 7/01/14	170,111	171,102
FNMA, 2.527%, 12/01/31	52,939	55,007
FNMA, 2.592%, 2/01/32	104,385	109,631
FNMA, 2.593%, 4/01/33	137,320	143,398
FNMA, 2.598%, 7/01/19	880,407	925,354
FNMA, 2.652%, 7/01/25	53,980	56,889
FNMA, 2.663%, 8/01/29	39,851	41,688
FNMA, 2.696%, 9/01/32	412,553	433,891
FNMA, 2.708%, 4/01/27	101,312	101,836
FNMA, 2.715%, 5/01/31	26,560	27,766
FNMA, 2.754%, 8/01/27	149,102	156,980
FNMA, 2.775%, 6/01/31	355,280	357,158
FNMA, 2.835%, 10/01/32	183,974	184,947
FNMA, 2.875%, 9/01/18	42,625	42,725
FNMA, 2.945%, 5/01/27	106,086	111,107
FNMA, 2.981%, 10/01/24	302,050	316,725
FNMA, 3.02%, 7/01/26	40,436	40,649
FNMA, 3.047%, 1/01/18	1,500,970	1,516,958
FNMA, 3.198%, 1/01/17	496,055	510,546
FNMA, 4.029%, 10/01/19	195,692	206,551
FNMA, 4.253%, 7/01/17	84,852	89,280
FNMA, 4.395%, 8/01/26	117,201	123,186
FNMA, 4.426%, 5/01/30	180,938	190,588
FNMA, 4.608%, 4/01/18	150,612	158,000
FNMA, 4.635%, 5/01/21	231,699	242,916
FNMA, 4.932%, 7/01/31	571,746	599,197
FNMA, 4.951%, 12/01/24	74,953	78,470
FNMA, 5.163%, 6/01/17	75,242	75,937
		7,866,956
Federal National Mortgage Association (FNMA) Fixed Rate 46.8%		
FNMA 15 Year, 5.00%, 6/01/18	570,895	609,373
FNMA 15 Year, 5.00%, 7/01/18	2,098,960	2,240,429
FNMA 15 Year, 5.50%, 5/01/14 - 2/01/18	1,773,777	1,921,675
FNMA 15 Year, 6.50%, 4/01/11 - 10/01/16	134,672	145,909
FNMA 15 Year, 7.00%, 11/01/11	132	136
FNMA 15 Year, 7.50%, 6/01/11 - 7/01/12	7,555	7,604
FNMA 15 Year, 9.00%, 2/01/11	2,225	2,244
[d] FNMA 30 Year, 4.50%, 10/01/39	5,000,000	5,207,810
FNMA 30 Year, 5.00%, 4/01/34	926,214	982,370
[d] FNMA 30 Year, 5.00%, 10/01/39	10,900,000	11,473,950
FNMA 30 Year, 5.50%, 11/01/34	3,284,856	3,523,716
FNMA 30 Year, 5.50%, 9/01/33 - 11/01/35	5,921,174	6,367,116
FNMA 30 Year, 6.00%, 10/01/34	3,093,035	3,376,957
FNMA 30 Year, 6.00%, 10/01/34	1,220,206	1,342,040
FNMA 30 Year, 6.00%, 12/01/23 - 8/01/35	2,189,120	2,408,510

Annual Report | 15

Franklin Strategic Mortgage Portfolio

Statement of Investments, September 30, 2010 (continued)

16 | Annual Report

Franklin Strategic Mortgage Portfolio

Statement of Investments, September 30, 2010 (continued)

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin Strategic Mortgage Portfolio

Financial Statements

Statement of Assets and Liabilities
September 30, 2010

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Mortgage Portfolio

Financial Statements (continued)

Statement of Operations
for the year ended September 30, 2010

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin Strategic Mortgage Portfolio

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended September 30,
	2010	2009
Increase (decrease) in net assets:
Operations:
Net investment income	$3,791,640	$5,150,042
Net realized gain (loss) from investments, foreign currency transactions and futures contracts	(1,057,939)	(5,605,707)
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	6,527,702	4,502,109
Net increase (decrease) in net assets resulting from operations	9,261,403	4,046,444
Distributions to shareholders from net investment income	(5,422,467)	(7,591,198)
Capital share transactions (Note 2)	(5,250,752)	(63,168,758)
Net increase (decrease) in net assets	(1,411,816)	(66,713,512)
Net assets:
Beginning of year	101,960,858	168,674,370
End of year	$100,549,042	$101,960,858
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(4,275)	$15,713

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Mortgage Portfolio

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Strategic Mortgage Portfolio (Fund).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or

Annual Report | 21

Franklin Strategic Mortgage Portfolio

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on September 30, 2010.

22 | Annual Report

Franklin Strategic Mortgage Portfolio

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Purchased on a TBA Basis

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invests in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into financial futures contracts primarily to manage interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

See Note 9 regarding other derivative information.

f. Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

Annual Report | 23

Franklin Strategic Mortgage Portfolio

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund recognizes in its financial statements the effects including penalties and interest, if any, of a tax position taken on tax return (or expected to be taken) when it’s more likely than not (a greater than 50% probability), based on the technical merits, that the tax position will be sustained upon examination by the tax authorities. As of September 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

24 | Annual Report

Franklin Strategic Mortgage Portfolio

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended September 30,
	2010		2009
	Shares	Amount	Shares	Amount
Shares sold	2,463,859	$22,012,504	2,023,648	$17,174,222
Shares issued in reinvestment of
distributions	488,765	4,361,880	719,481	6,078,949
Shares redeemed	(3,542,454)	(31,625,136)	(10,256,488)	(86,421,929)
Net increase (decrease)	(589,830)	$(5,250,752)	(7,513,359)	$(63,168,758)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$29,673
Contingent deferred sales charges retained	$28

Annual Report | 25

Franklin Strategic Mortgage Portfolio

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Transfer Agent Fees

For the year ended September 30, 2010, the Fund paid transfer agent fees of $155,005, of which $85,057 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended September 30, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2012	$6,223,578
2013	4,584,050
2014	2,817,022
2015	4,099,588
2016	2,076,095
2017	2,449,042
2018	6,929,694
$29,179,069

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2010, the Fund deferred realized capital losses of $3,128,025.

The tax character of distributions paid during the years ended September 30, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from ordinary income	$5,422,467	$7,591,198

At September 30, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$144,508,604
Unrealized appreciation	$3,461,308
Unrealized depreciation	(11,179,341)
Net unrealized appreciation (depreciation)	$(7,718,033)
Distributable earnings – undistributed ordinary income	$199,574
26 | Annual Report

Franklin Strategic Mortgage Portfolio

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, and paydown losses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions, and paydown losses.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2010, aggregated $399,491,385 and $412,598,225, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF CREDIT RISK

The Fund has 20.3% of its portfolio invested in asset-backed and commercial mortgage-backed securities. Investments in these securities may subject the Fund to increased market volatility which may cause the Fund’s net asset value per share to fluctuate. These investments may be less liquid than other investments held by the Fund.

9. OTHER DERIVATIVE INFORMATION

At September 30, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement on Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Annual Report | 27

Franklin Strategic Mortgage Portfolio

Notes to Financial Statements (continued)

9. OTHER DERIVATIVE INFORMATION (continued)

For the period ended September 30, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended September 30, 2010, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28 | Annual Report

Franklin Strategic Mortgage Portfolio

Notes to Financial Statements (continued)

11. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of September 30, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Mortgage-Backed Securities	$—	$87,112,616	$—	$87,112,616
Asset-Backed Securities and
Commercial Mortgage-Backed
Securities	—	27,774,106	—	27,774,106
Short Term Investments	5,097,884	16,805,965	—	21,903,849
Total Investments in Securities	$5,097,884	$131,692,687	$—	$136,790,571
Liabilities:
Financial Futures Contracts	25,985	—	—	25,985

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Currency	Selected Portfolio
CAD -CanadianDollar	GL	- Government Loan
	PC	- Participation Certificate
	PL	- Project Loan
	SF	-SingleFamily

Annual Report | 29

Franklin Strategic Mortgage Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Mortgage Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Mortgage Portfolio (the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 16, 2010

30 | Annual Report

Franklin Strategic Mortgage Portfolio

Tax Designation (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $4,253,423 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2010.

Annual Report | 31

Franklin Strategic Mortgage Portfolio

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Annual Report | 33

34 | Annual Report

Annual Report | 35

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board of Trustees has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board of Trustees believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Trustee as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

36 | Annual Report

Franklin Strategic Mortgage Portfolio

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 37

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Annual Report and Shareholder Letter

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton. com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $26,931 for the fiscal year ended September 30, 2010 and $27,519 for the fiscal year ended September 30, 2009.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $35,000 for the fiscal year ended September 30, 2010 and $2,000 for the fiscal year ended September 30, 2009. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and derivative investments.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $37 for the fiscal year ended September 30, 2010 and $0 for the fiscal year ended September 30, 2009.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $144,763 for the fiscal year ended September 30, 2010 and $0 for the fiscal year ended September 30, 2009.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $179,800 for the fiscal year ended September 30, 2010 and $2,000 for the fiscal year ended September 30, 2009.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.                   N/A

Item 6. Schedule of Investments.                                  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                              N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.             N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 24, 2010

By /s/GASTON GARDEY

      Gaston Gardey

      Chief Financial Officer and

Chief Accounting Officer

Date  November 24, 2010